UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2026

AMNEAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38485	93-4225266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Blvd
Bridgewater, NJ 08807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 31, 2026, Amneal Pharmaceuticals, Inc., a Delaware corporation (“Amneal”), held a special meeting of stockholders (the “Special Meeting”) at which holders of Amneal’s Class A common stock, par value $0.01 per share (“Common Stock”), approved each of the proposals on which they voted at the Special Meeting relating to the Membership Interest Purchase Agreement, dated as of April 21, 2026 (as it may be amended from time to time, the “Purchase Agreement”), by and among Amneal, Kashiv BioSciences, LLC (“Kashiv”), KB Seller Representative, LLC and the equityholders of Kashiv named therein (the “Sellers”) and the transactions contemplated thereby. Of the 319,331,346 shares of Common Stock issued and outstanding at the close of business on June 25, 2026, the record date for the Special Meeting, 288,567,159 shares (including 138,987,985 shares held by Amneal disinterested stockholders (defined below)) were present or represented by proxy at the Special Meeting, which constituted a quorum. A summary of the voting results for the following proposals, each of which is described in detail in Amneal’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 29, 2026, is set forth below.

Proposal 1. The proposal (the “Transaction Proposal”) to approve the Purchase Agreement, pursuant to which, subject to the terms and conditions set forth therein, Amneal will purchase from the Sellers and the Sellers will sell, convey, assign, transfer and deliver to Amneal, 100% of the issued and outstanding membership interests of Kashiv (the “Transaction”), and the transactions contemplated thereby, for purposes of complying with the requirements for the “safe harbor” protections of Section 144 of the General Corporation Law of the State of Delaware and satisfying the related condition contained in the Purchase Agreement was approved by the requisite vote of Amneal’s stockholders.

Approval of the Transaction Proposal required the affirmative vote (in person or by proxy) of a majority of votes cast at the Special Meeting by the holders of the Common Stock entitled to vote thereon as of the close of business on the record date, other than any outstanding shares of Common Stock beneficially owned, directly or indirectly, by (i) any member of the Amneal Group (as defined in the Third Amended and Restated Stockholders Agreement, dated as of November 7, 2023, by and among Amneal, Amneal Intermediate Inc., Amneal Pharmaceuticals LLC, and each other person set forth on the signature pages thereto), (ii) any affiliate of the Amneal Group, (iii) Kashiv or the Sellers, (iv) any stockholder of Amneal with a director position at any Seller, (v) any person that Amneal has determined to be an “officer” of Amneal within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, or (vi) any “immediate family member” (as defined in Item 404 of Regulation S-K) of any of the foregoing (the holders of Common Stock other than those excluded pursuant to the foregoing clauses (i) through (vi), the “Amneal disinterested stockholders”).

Votes For	Votes Against	Abstentions
138,265,079	655,759	67,147

Proposal 2. The proposal (the “Stock Issuance Proposal”) to approve the issuance of 28,942,108 shares of Common Stock to the Sellers in connection with the Purchase Agreement and the Transaction for purposes of complying with Nasdaq Listing Rule 5635(a)(2) and satisfying the related condition contained in the Purchase Agreement was approved by the requisite vote of Amneal’s stockholders.

Approval of the Stock Issuance Proposal required the affirmative vote (in person or by proxy) of a majority of votes cast at the Special Meeting by the holders of Common Stock entitled to vote thereon as of the close of business on the record date.

Votes For	Votes Against	Abstentions
286,714,072	1,791,016	62,071

Proposal 3. In connection with the Special Meeting, the board of directors of Amneal also solicited proxies with respect to the proposal to adjourn the Special Meeting from time to time, as determined in accordance with the Purchase Agreement by the conflicts committee of the board of directors of Amneal, including for the purpose of soliciting additional votes for the approval of the Transaction Proposal or the Stock Issuance Proposal if there were insufficient votes at the time of the Special Meeting to approve the Transaction Proposal or the Stock Issuance Proposal (the “Adjournment Proposal”). The Adjournment Proposal was not submitted to Amneal stockholders for approval at the Special Meeting because a quorum of stockholders entitled to vote at the Special Meeting was present or represented by proxy and the Amneal stockholders approved the Transaction Proposal and Stock Issuance Proposal.

Assuming timely satisfaction of the remaining closing conditions set forth in the Purchase Agreement, the closing of the Transaction is expected to occur in the second half of 2026.

Cautionary Statement on Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance and include statements regarding, Amneal’s expectations associated with the Transaction, including timing of the expected closing. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the Transaction on the anticipated terms and timing; (ii) the satisfaction of other conditions to the completion of the Transaction, including obtaining regulatory approvals; (iii) the risk that Amneal’s stock price may fluctuate during the pendency of the Transaction and may decline if the Transaction is not completed; (iv) Transaction-related litigation  against Amneal and/or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the Transaction will harm Amneal’s business, including current plans and operations, including during the pendency of the Transaction; (vi) the diversion of management’s time and attention from ordinary course business operations to completion of the Transaction and integration matters; (vii) legislative, regulatory and economic developments; (viii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (ix) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (x) unexpected costs, liabilities or delays associated with the Transaction; (xi) the response of competitors to the Transaction; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction; and (xiii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2025 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Furthermore, such forward-looking statements speak only as of the date of this report. Our actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2026	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Jason B. Daly
	Name:	Jason B. Daly
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary